FIRST AMENDMENT AGREEMENT


                  THIS FIRST AMENDMENT AGREEMENT (this "Amendment"), is entered into as of November 25, 1996, between Komag, Incorporated, a Delaware corporation (the "Borrower"), and The Dai-Ichi Kangyo Bank, Limited (the "Lender").

                  WHEREAS, the Borrower and the Lender are parties to a Credit Agreement dated as of October 7, 1996 (the "Agreement");

                  WHEREAS, the Borrower has requested that the Lender agree to a certain amendment to the Agreement and the Lender has agreed to such request, subject to the terms and conditions hereof;

                  NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

                  1. Definitions. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

                  2. Amendment to the Agreement. In Section 1.01 of the Agreement, the definition of "Borrower's Account" is amended by inserting the phrase "with the number 12336-23191 that is maintained by the Borrower with Bank of America NT & SA at GPO-Account Administration-5693, 1850 Gateway Boulevard, 8th Floor, Concord, CA 94520 (with wire payments to be made for credit to Komag, Incorporated, ABA No. 121000358, at such account number)" in lieu of the existing phrase "maintained by the Borrower with Wells Fargo Bank, N.A. at its office at 121 Park Center Plaza, San Jose, California 95172, Account No. 684501705".

                  3. Condition of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the condition that the Lender shall have received on or before the date hereof this Amendment executed and delivered by a duly authorized officer of the Borrower.

                  4.     Miscellaneous.

                           (a)  Agreement  Otherwise  Not  Affected.  Except  as
expressly amended pursuant hereto, the Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

                           (b)  Counterparts.  This Amendment may be executed by
one or more of the parties to this Amendment in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Lender.

                           (c) Governing Law. THIS  AMENDMENT  SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                     KOMAG, INCORPORATED

                                       1.

                                    By:     /s/ William L. Potts, Jr.
                                       ----------------------------------------
                                    Title: SVP, CFO
                                          -------------------------------------

                                    The DAI-ICHI KANGYO BANK, LIMITED,
                                    acting through its San Francisco Agency

                                    By:     /s/
                                       ----------------------------------------
                                    Title: General Manager & Agent
                                          -------------------------------------